Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

PATENT CROSS LICENSE AND COVENANT NOT TO SUE

This Patent Cross License and Covenant Not To Sue (hereinafter “Patent Cross License”) is made and entered into as of this 1st day of November, 2006 (hereinafter the “EFFECTIVE DATE”) by and between SIRF Technology, Inc., a Delaware Corporation having its principal place of business at 148 E. Brokaw Road, San Jose, California 95112 on the one hand (hereinafter “SiRF”), and u-NAV Microelectronics Corporation, a Delaware Corporation, having its principal place of business at 8 Hughes, Irvine, California 92618, and u-NAV Microelectronics Finland OY, a Finnish corporation having its principal place of business at Hermiankatu 6-8 D, Tampere FIN-33720, Finland on the other hand (collectively hereinafter “u-NAV”). SIRF and u-NAV are collectively referred to herein as the “Parties” and individually as “Party.”

RECITALS

WHEREAS, as part of the settlement of Civil Action No. SACV05-773 CJC (ANX) filed by SiRF against u-NAV on August 5, 2005, in the United States District Court, Central District of CA., Santa Ana Division, SIRF and u-NAV desire to enter into this Patent Cross License; and

WHEREAS, each party agrees to grant the other party licenses under certain patents with respect to certain products as set forth herein and agrees to release the other party from certain claims of past patent infringement arising out of the activities of the other party;

NOW, THEREFORE, in consideration of the above premises and mutual covenants hereinafter contained, the parties agree as follows:

SECTION 1

DEFINITIONS

As used in this Patent Cross License the term:

1.1 “SUBSIDIARY(IES)” means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock is owned or controlled by either party and, in the case of SiRF, also its PARENT, hereto, directly or indirectly, now or hereafter, or which is otherwise owned or controlled by a party, but any such entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists.

1.2 “GPS PRODUCTS” means an integrated circuit or circuits, including firmware resident in the GPS base band, which consist of (a) a Global Positioning System (“GPS”) base band chip or a GPS RF chip, together or separately, or (b) a multi-chip package encapsulating both a GPS base band die and a GPS RF die or (c) a single chip wherein the GPS base band die and GPS RF die reside on one piece of silicon, that carry out the STANDALONE GPS processing of signals received from GPS satellite vehicles for GPS signal acquisition or tracking and/or for position computation purposes.

1.3 “PATENT(S)” means all classes or types of patents, utility models, design patents, and applications therefore of all countries of the world, which are issued, published, or have a first effective filing date *** including continuation(s), divisional(s), reissue application(s) and foreign counterpart(s) thereof. The term “PATENT(S)” does not include copyrights, trademarks, mask work rights, or any know-how or trade secret rights.

1.4 “CORE GPS PATENTS” means the PATENTS of either party with claims to subject matter limited to the structures of or the methods implemented by the *** of the GPS *** and/or ***; such as, for example, the following: ***, ***, ***, ***, and ***. The term “CORE GPS PATENTS” includes all PATENTS ***, excluding U.S. Pat. No. ***, as the *** is defined in the Settlement Agreement and Mutual Release to which this Patent Cross License is attached as Attachment A. For the avoidance of doubt, the term “CORE GPS PATENTS” only includes patents with claims to *** and does not include patents with one or more claims to any of the following subject matter: (1) products that utilize *** involving the processing of *** that may be input to or output from a *** including, but not limited to, by a *** (e.g., ***), or a *** (e.g., *** systems) but excluding *** received directly from *** or from one or more *** (e.g., ***) and (2) products that utilize *** or *** both from *** other than ***.

1.5 “SiRF LICENSED PATENTS” means CORE GPS PATENTS listed on Schedule 1 assigned to SiRF or its PARENT or SUBSIDIARIES, which were *** or *** on ***, including CORE GPS PATENTS (i) which SiRF or its PARENT or SUBSIDIARIES own, acquire, or

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

control as of ***, or (ii) under which SiRF has the right to grant licenses of the scope granted herein, without the payment of royalties or other consideration to a third party or parties, except for payments to employees of SiRF or its PARENT or SUBSIDIARIES for inventions made by said employees while employed by SiRF or its PARENT or SUBSIDIARIES and also except for any other payments for which u-NAV agrees to reimburse SiRF. For the purpose of clarification, the phrase “the payment of royalties or other consideration” hereinabove shall never be construed to include any payment made by SiRF as consideration for the acquisition of the patents, utility models, design patents, applications, or licenses or rights thereunder.

1.6 “u-NAV LICENSED PATENTS” means CORE GPS PATENTS listed on Schedule 2, assigned to u-NAV or its SUBSIDIARIES which were *** or *** on ***, including CORE GPS PATENTS (i) which u-NAV or SUBSIDIARIES own, acquire, or control as of ***, or (ii) under which u-NAV has the right to grant licenses of the scope granted herein, without the payment of royalties or other consideration to a third party or parties, except for payments to employees of u-NAV or its SUBSIDIARIES for inventions made by said employees while employed by u-NAV or its SUBSIDIARIES and also except for any other payments for which SiRF agrees to reimburse u-NAV. For the purpose of clarification, the phrase “the payment of royalties or other consideration” hereinabove shall never be construed to include any payment made by u-NAV as consideration for the acquisition of the patents, utility models, design patents, applications, or licenses or rights thereunder.

1.7 “LICENSED PRODUCTS” means GPS PRODUCTS. For the avoidance of doubt, LICENSED PRODUCTS shall not include ***.

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1.8 “ u-NAV LICENSED PRODUCTS” means the *** products and future *** which are manufactured by or on behalf of u-NAV or its SUBSIDIARIES during the term of this Patent Cross License. For the avoidance of doubt, u-NAV LICENSED PRODUCTS shall not include any products of an INVESTOR in u-NAV or an ACQUIRING PARTY of u-NAV, manufactured by or on behalf of the INVESTOR or ACQUIRING PARTY.

1.9 “SiRF LICENSED PRODUCTS” means the *** product lines and future *** which are manufactured by or on behalf of SiRF or its SUBSIDIARIES during the term of this Patent Cross License. For the avoidance of doubt, SiRF LICENSED PRODUCTS shall not include any products of an INVESTOR in SiRF or an ACQUIRING PARTY of SiRF, manufactured by or on behalf of the INVESTOR or ACQUIRING PARTY.

1.10 “HAVE-MADE” means the act of a party using a third party (i.e. someone other than the parties hereto)

(a) to make, in whole or in part, in the case of u-NAV, u-NAV LICENSED PRODUCTS, or in the case of SiRF, SiRF LICENSED PRODUCTS, or a portion thereof for the account of, and for the use or resale by, a party to this Patent Cross License wherein the die in said u-NAV LICENSED PRODUCT, in the case of u-NAV, or said SiRF LICENSED PRODUCT, in the case SiRF, is substantially designed by the party or designed for the party at the request of the party, or designed by a third party for the party under development contract with the party, and/or

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(b) to assemble and/or test in the case of u-NAV, u-NAV LICENSED PRODUCTS or in the case of SiRF, SiRF LICENSED PRODUCTS, using wafers owned by a party regardless of where the circuits on the wafers were designed and regardless of where the wafers were fabricated.

Notwithstanding the foregoing, in no event shall “HAVE-MADE” extend to any products that are manufactured by a third party for either party, sold to such party and resold, directly or indirectly by such party, to that third party.

1.11 “ASP” means the actual selling price of u-NAV LICENSED PRODUCTS in an arm’s length transaction with a third party but excludes shipping charges, insurance, and customs duties. Should a u-NAV LICENSED PRODUCT be sold in other than an arm’s length transaction, the ASP for that u-NAV LICENSED PRODUCT shall be the selling price of the same or comparable product in the same calendar quarter in an arm’s length transaction. Should no such arm’s length sale have occurred in that calendar quarter, then the ASP for that u-NAV LICENSED PRODUCT shall be the average selling price in the arm’s length transaction for u-NAV LICENSED PRODUCTS in the previous calendar quarter.

1.12 “STANDALONE GPS” means the mode of operation of a GPS subsystem in which acquisition and tracking of the GPS satellite signals is performed based solely on the following: (1) information acquired directly from the GPS satellite constellation during that acquisition, tracking or position computation, or (2) information stored within the GPS subsystem which was acquired directly from the GPS satellite constellation during previous acquisition or tracking of the GPS satellites, or (3) information entered manually by an operator.

The acquisition or tracking or position computation referred to in the previous paragraph must be performed without network, wireless or other aiding, that is, without access by the GPS subsystem to information from sources external to the GPS subsystem, such as (a) information related to the GPS satellite constellation including GPS time, frequency, ephemeris, almanac, and similar information received by another GPS or other system from the GPS satellite constellation and relayed to the GPS subsystem by any means, or (b) any other information used for acquisition and/or tracking received from a source external to the GPS subsystem, such as motion or position of the GPS subsystem.

For the avoidance of any misunderstanding, a GPS subsystem utilizing signals from a local oscillator or other timing device for acquisition or tracking of the GPS satellite constellation is not operating in a STANDALONE GPS mode if such local oscillator or other timing device receives information, such as GPS time, frequency and/or synchronization information, from a source other than the GPS subsystem. For purposes of this definition 1.12, the GPS subsystem only includes a TCXO reference clock and/or a Real Time Clock (“RTC”) that are not calibrated to hold or be synchronized by GPS time.

1.13 “PARENT” means any corporation, company, or other entity that owns or controls either party hereto, directly or indirectly, now or hereafter, but any such entity shall be deemed to be a PARENT only so long as such ownership or control exists.

1.14 “IP CORE TECHNOLOGY” means the technology embodied in the hardware description language or HDL used to represent the digital circuits of the base band chip or the analog circuits of the RF chip, where the HDL is typically licensed, among other related deliverables, to chip manufacturers for inclusion into other chips or devices in lieu of the chips themselves.

1.15 “NET SALES” means a dollar amount calculated by multiplying the ASP for each u-NAV LICENSED PRODUCT sold by the quantity of u-NAV LICENSED PRODUCTS sold at that ASP and summing the results of each such multiplication for all u-NAV LICENSED PRODUCTS sold in a given time period to arrive at total u-NAV sales of u-NAV LICENSED PRODUCTS in United States dollars in the aforementioned period of time. Furthermore, the NET SALES amount shall be reduced by the total customer returns of u-NAV LICENSED PRODUCTS in the United States dollars in the aforementioned period of time.

1.16 “INVESTOR” shall mean a person who or an entity that subsequent to the EFFECTIVE DATE has equity in either party but such person or entity shall remain an INVESTOR only for so long as the INVESTOR has an equity stake in the party.

SECTION 2

RELEASES

2.1 The release set forth in the Settlement Agreement and Mutual Release to which this Patent Cross License is attached as Attachment A shall be deemed to be part of this Patent Cross License and thus is hereby incorporated herein by reference.

SECTION 3

GRANT OF LICENSES AND COVENANTS

3.1 Subject to the other terms of this Patent Cross License, SiRF grants to u-NAV and its SUBSIDIARIES a ***, ***, ***, license, ***, under all SiRF LICENSED PATENTS to make, HAVE-MADE, use, offer to sell, sell, lease, import, export, and/or otherwise dispose of u-NAV LICENSED PRODUCTS.

3.2 SiRF covenants not to sue u-NAV and its SUBSIDIARIES for PATENT infringement from the EFFECTIVE DATE of this Patent Cross License through ***, but thereafter SiRF shall be entitled to sue u-NAV and/or its SUBSIDIARIES for infringement of any PATENT with respect to which a license is not granted hereunder for any acts by u-NAV and/or its SUBSIDIARIES after ***. Any such PATENT infringement suit will not allege that infringements occurring on or before ***, are *** but may allege to be *** any infringement occurring after ***. This covenant not to sue is personal to u-NAV and to its SUBSIDIARIES, non-assignable, non-transferable and subject to the termination provision of Section 3.5(a).

3.3 As part consideration for the rights granted by SiRF to u-NAV under Sections 3.1 and 3.2 above, u-NAV grants to SiRF and its PARENT and SUBSIDIARIES a ***, ***, ***, ***, right and license, ***, under all u-NAV LICENSED PATENTS to make, HAVE-MADE, use, offer to sell, sell, lease, import, export, and/or otherwise dispose of SiRF LICENSED PRODUCTS

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

3.4 u-NAV covenants not to sue SiRF and its SUBSIDIARIES for PATENT infringement from the EFFECTIVE DATE of this Patent Cross License through ***, but thereafter u-NAV shall be entitled to sue SiRF and/or its SUBSIDIARIES for infringement of any PATENT with respect to which a license is not granted hereunder for any acts by SiRF and/or its SUBSIDIARIES after ***. Any such PATENT infringement suit will not allege that infringements occurring on or before ***, are *** but may allege to be *** any infringement occurring after ***. This covenant not to sue is personal to SiRF and to its SUBSIDIARIES, non-assignable and non-transferable and subject to the termination provision of Section 3.5(a).

3.5 (a) Should, during the term of this Patent Cross License, the business of u-NAV licensed hereunder be acquired by or merged with a third party (the “ACQUIRING PARTY”) either as a result of the ACQUIRING PARTY acquiring or merging the assets of u-NAV relating to the business, or by the ACQUIRING PARTY obtaining actual or beneficial ownership or control, directly or indirectly, of more than fifty percent (50%) of u-NAV’s voting stock to control u-NAV, or by any other means, this Patent Cross License, including without limitation, the licenses and covenants granted therein, shall automatically terminate unless the ACQUIRING PARTY, following the closing of the acquisition or merger (the “CLOSING DATE”), agrees in a signed writing received by SiRF within thirty (30) calendar days following the CLOSING DATE in accordance with the notice provisions of this Patent Cross License, to be bound by the terms of this Patent Cross License, in which event the licenses granted by this Patent Cross License to u-NAV shall be assigned to the ACQUIRING PARTY (directly or indirectly by virtue of operation of law pursuant to a merger or stock transfer), but only with respect to those u-NAV LICENSED PRODUCTS ***, *** and *** by u-NAV *** the *** and

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either *** to *** or in *** by u-NAV *** the ***. Notwithstanding the foregoing, the covenants not to sue set forth in Sections 3.2 and 3.4 shall automatically and permanently terminate in the event that the business of u-NAV is acquired by or merged with a third party, and such covenants may not be reinstated or revived in any way by u-NAV, SiRF and/or the ACQUIRING PARTY.

(b) This Patent Cross License shall not be assignable by either party to ***; ***; ***; ***; ***; ***; ***; ***; ***; or SUBSIDIARIES or affiliates or successors of these entities (collectively, the “COMPETITORS”).

(c) Should one of the COMPETITORS or should two or more of the COMPETITORS together acquire at least a twenty percent (20%) interest in u-NAV or any of its SUBSIDIARIES, either through acquisition of stock or otherwise, then this Patent Cross License, including, without limitation, the licenses and covenants granted therein, shall automatically terminate on the CLOSING DATE of the investment or acquisition.

(d) In the event that the ACQUIRING PARTY of u-NAV is a private capital investor (e.g., bank, venture capitalist, hedge fund, individual investor) and u-NAV is maintained after the CLOSING DATE as an independent corporate entity, then this Patent Cross License shall not terminate, provided that and only for so long as (i) the ACQUIRING PARTY is not a Competitor, (ii) the ACQUIRING PARTY does not provide any goods and/or services in the markets for electronics, semiconductors, communications and/or software but may, however, offer traditional financial services, and (iii) the ACQUIRING PARTY, following the CLOSING

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DATE, agrees in a signed writing received by SiRF within thirty (30) calendar days following the CLOSING DATE in accordance with the notice provisions of this Patent Cross License, to be bound by the terms of this Patent Cross License, in which event this Patent Cross License shall be assigned to the ACQUIRING PARTY (directly or indirectly by virtue of operation of law pursuant to a merger or stock transfer). Provided that the ACQUIRING PARTY fulfills the requirement of parts (i), (ii) and (iii) herein, and provided further that SiRF provides its consent (not to be unreasonably withheld) in a signed writing to the ACQUIRING PARTY’s taking control of u-NAV, the covenants not to sue set forth in Sections 3.2 and 3.4 shall continue in accordance with their terms; otherwise, the covenants not to sue set forth in Sections 3.2 and 3.4 shall automatically and permanently terminate and such covenants may not be reinstated or revived in any way by either u-NAV, SiRF and/or the ACQUIRING PARTY.

(e) In the event that u-NAV assigns this Patent Cross License to the ACQUIRING PARTY, under no circumstances shall the ACQUIRING PARTY have the right to further assign this Patent Cross License.

(f) For the avoidance of doubt, unless otherwise authorized by this Section 3.5, this Patent Cross License shall automatically terminate upon change of control of u-NAV, where u-NAV is no longer an independent corporate entity.

3.6 In the event that SiRF is acquired by or merged with a third party, this Patent Cross License shall continue in accordance with its terms; provided, however, that the covenants not to sue set forth in Sections 3.2 and 3.4 shall automatically and permanently terminate and such covenants may not be reinstated or revived in any way by u-NAV, SiRF and/or the ACQUIRING PARTY.

3.7 The parties agree that no rights are granted or implied under this Patent Cross License under any patents other than the SiRF LICENSED PATENTS and u-NAV LICENSED PATENTS as identified herein.

SECTION 4

PAYMENTS AND TAXES

4.1 In partial consideration for this Patent Cross License, u-NAV agrees to pay to SiRF *** United States dollars ($***.00), wherein said partial consideration is due and payable upon signing of the Settlement Agreement and Mutual Release of which this Patent Cross License is Attachment A, in accordance with the following payment schedules:

(a) *** dollars ($***.00) payable immediately upon signing of the Settlement Agreement and Mutual Release of which this Patent Cross License is Attachment A.

(b) *** dollars ($***.00) payable on or before six months after the EFFECTIVE DATE of the Settlement Agreement and Mutual Release of which this Patent Cross License is Attachment A.

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(c) *** dollars ($***.00) payable on or before nine (9) months after the EFFECTIVE DATE of the Settlement Agreement and Mutual Release of which this Patent Cross License is Attachment A.

(d) Notwithstanding the foregoing, in the event that u-NAV is acquired or merged under Section 3.5, the payment or payments due under Section 4.1(b) and Section 4.1(c) shall be accelerated and made due and payable on or before the CLOSING DATE.

4.2. During the term of this Patent Cross License and in further partial consideration for this Patent Cross License, u-NAV agrees to pay royalties on the NET SALES for all sales of u-NAV LICENSED PRODUCTS according to the following royalty schedule:

Calendar *** Royalty

***	*** percent (***%)

***	*** percent (***%)

***	*** percent (***%)

***	*** percent (***%)

***	*** percent (***%)

For the avoidance of doubt, in the event that this Patent Cross License is terminated without dispute, u-NAV is obligated to pay a pro rated share of royalties owed only through the date of termination.

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4.3. All payments under this Patent Cross License shall be made by electronic transfer to the designated account of SiRF in United States Dollars, are exclusive of and without any deduction for applicable foreign, federal, state and local excise, sales, use and similar taxes or charges of any kind, as follows: beneficiary is SiRF Technology, Inc. at 148 East Brokaw Road, San Jose, California 95112, U.S.A. Advise through Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054, U.S.A. Account #            . ABA #            . The royalties payable by u-NAV to SiRF under Section 4.2 are due and payable quarterly net forty five (45) days. For the avoidance of doubt, the royalties payable by u-NAV to SiRF for the first, second, third and fourth quarters of 2006 are due and payable December 30, 2006, net forty five (45) days. Notwithstanding the foregoing, in the event that u-NAV is acquired or merged under Section 3.5 herein prior to December 30, 2006, pro rated payments shall be accelerated under this Section 4.3 and made due and payable on or before the CLOSING DATE, and payments due to be made thereafter by the ACQUIRING PARTY are due and payable quarterly net forty-five (45) days.

4.4. While u-NAV is paying royalties under Section 4.2, u-NAV shall deliver to SiRF a quarterly royalty report no later than five (5) business days after the end of each calendar quarter. For each quarter, the royalty report shall state the NET SALES for all u-NAV LICENSED PRODUCT sold. For the avoidance of doubt, four quarterly royalty reports from u-NAV are due on January 3, 2007, for the first, second, third and fourth quarters of 2006. Notwithstanding the foregoing, in the event that u-NAV is acquired or merged under Section 3.5 herein prior to December 30, 2006, royalty reports shall be due on the CLOSING DATE. For the avoidance of doubt, u-NAV shall be under no obligation to provide any breakdown by individual u-NAV LICENSED PRODUCT sold, geographic region of sale, customer, or provide any

ASP information to SIRF, but u-NAV shall be required to provide such information to independent auditors under Section 4.7 below.

4.5. Any payment once made by u-NAV to SiRF pursuant to this Patent Cross License shall not be refunded to u-NAV for any reason, except in the case of administrative errors, such as mistakes in typing, calculation or other simple clerical oversight.

4.6. u-NAV shall pay interest to SiRF upon any and all amounts overdue and payable under this Patent Cross License at the per annum rate of *** percentage (***%) points over LIBOR (London Interbank Offered Rates), from the due date of the payment through the date of actual payment.

4.7 (a) SiRF shall have the right to hire an independent accounting firm to audit the records of u-NAV from time-to-time, not to exceed twice annually, during the duration of this Patent Cross License and for three (3) years thereafter to determine the correctness of the royalties paid by u-NAV to SiRF under this Patent Cross License.

(b) Should the audit show that u-NAV has underpaid royalties due to SiRF, then u-NAV shall, within ten (10) business days following the notice of such underpayment from SiRF, pay to SiRF the underpayment plus interest at the prime rate plus *** percent per year. u-NAV shall reimburse SiRF for the cost of the audit if u-NAV has underpaid royalties due by more than *** percent (*** %).

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(c) Should u-NAV contest the underpayment, u-NAV must do so within said ten (10) business days of receipt of the notice of underpayment and then the parties shall meet within ten (10) business days following the receipt by SiRF of u-NAV’s protest to try and resolve the issue. Should the parties be unable to resolve the issue within said ten (10) business days, then the parties shall select a neutral third party to review the issue and make a final, non-appealable decision, one way or the other. Should the parties be unable to agree upon a neutral third party within ten (10) business days following the meeting at which the parties are unable to resolve the issue, then either party can request the Judicial Arbitration and Mediation Services (JAMS) to select an arbitrator to hear and then resolve the dispute. The arbitration shall take place at Santa Clara County, California. Judgment on an award rendered by the arbitrator may be entered in any court having competent jurisdiction. Notwithstanding the foregoing, either Party may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this Section, without breach of this provision. All arbitration proceedings shall be conducted in the English language. Each Party shall be responsible for its own arbitration costs. Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents reasonably requested by the other Party in connection with such proceedings, subject only to any confidentiality obligations binding on such Party.

(d) Should the audit show an overpayment by u-NAV of royalties, then SiRF shall credit the overpayment against future royalties due under this Patent Cross License.

(e) u-NAV agrees to preserve and maintain all records relating to sales of u-NAV LICENSED PRODUCTS for at least three (3) calendar years following the calendar year in which the sales occurred.

SECTION 5

EFFECTIVE DATE, TERM AND TERMINATION

5.1 This Patent Cross License shall become effective as of the “EFFECTIVE DATE”.

5.2 (a) Unless otherwise terminated pursuant to the terms of this Patent Cross License, the term of this Patent Cross License shall be from the EFFECTIVE DATE until the expiration of the last SiRF LICENSED PATENT or u-NAV LICENSED PATENT, whichever is later, whereupon the licenses granted in Section 3 shall terminate.

(b) Upon the reasonable written request of either party, the parties shall negotiate in good faith with respect to a subsequent Patent Cross License and the terms and conditions thereof but failure to agree on the terms of any subsequent patent cross license shall not be deemed a breach of this Patent Cross License.

5.3 (a) In the event of any default in the performance of its obligations hereunder by either party, or any material breach of this Patent Cross License by either party, and if such default or material breach is not corrected within thirty (30) days after written notice by the non-breaching party of such default or material breach or within such other period of time expressly set forth in this Patent Cross License, this Patent Cross License may be terminated by the non-

breaching party forthwith by written notice to the defaulting or breaching party, provided that such termination shall not affect any payment obligation arising prior to such termination.

(b) The licenses with respect to u-NAV LICENSED PRODUCTS and SiRF LICENSED PRODUCTS made, used, sold, or disposed of prior to the date of termination in accordance with the terms and conditions of this Patent Cross License pursuant to Section 3 shall survive any such termination provided any applicable royalty has been or will be paid in accordance with this Patent Cross License.

(c) u-NAV agrees to secure the amount(s) owed to SiRF under Section 4.1 for *** United States dollars ($***.00) and under Section 4.2 for royalties due and payable for calendar *** with a security interest in u-NAV’s PATENTS, and SiRF shall become a preferred, secured creditor of u-NAV. u-NAV agrees to execute concurrently with this Patent Cross License the Affirmative Grant of Security Interest in the form attached hereto as Exhibit A and the UCC1 Financing Statement in the form attached hereto as Exhibit B. u-NAV agrees to promptly execute upon SiRF’s request all documents reasonably required to perfect this security interest. When u-NAV satisfies its payment obligations to SiRF under Section 4.1 for *** United States dollars ($***.00) and under Section 4.2 for royalties due and payable for calendar ***, SiRF agrees to resign within five (5) business days its status as a preferred, secured creditor of u-NAV.

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5.4 The party that is not suffering financial distress pursuant to subsections 5.4(a) through 5.4(f) hereunder shall have the right to terminate this Patent Cross License by giving written notice of termination to the other party at any time upon or after:

(a) the filing by either party of a petition in bankruptcy or insolvency;

(b) any adjudication that either party is bankrupt or insolvent;

(c) the filing by either party of any petition or answer seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency;

(d) the appointment of a receiver for all or substantially all of the property of either party;

(e) the making by either party of any assignment for the benefit of creditors; or

(f) the institution of any proceeding for the liquidation or winding up of the business of either party or for the termination of the corporate charter of either party; for the avoidance of doubt, nothing in this Section 5.4(f) shall apply to the business of either party solely because there is an acquisition of such party.

This Patent Cross License shall terminate on the tenth (10th) business day after such notice of termination is given.

5.5 This Patent Cross License shall be subject to all laws, present and future, of any Government having jurisdiction of the parties hereto or their respective PARENTS and SUBSIDIARIES, and to orders, regulations, and directives thereof including court orders.

5.6 Neither party shall be liable to the other party with respect to the failure or delay in the performance of any obligation under this Patent Cross License for the time of and to the extent that such failure is caused by or the result of war, fire, flood, earthquake, acts of god or any causes beyond the reasonable control of the parties.

SECTION 6

MISCELLANEOUS PROVISIONS

6.1 Each party represents and warrants that it has the right to grant the releases, licenses and other covenants granted herein.

6.2 Nothing contained in this Patent Cross License shall be construed as:

(a) a warranty or representation by the parties as to the validity or scope of, in the case of u-NAV, any u-NAV LICENSED PATENTS, and, in the case of SiRF, any SiRF LICENSED PATENTS;

(b) a warranty or representation by either party that any manufacture, sale, use, or other disposition of, in the case of u-NAV, u-NAV LICENSED PRODUCTS, and, in the case of SiRF, SiRF LICENSED PRODUCTS, by the other party will be free from infringement of patents, utility models, and/or design patents other than those under which licenses have been explicitly granted hereunder;

(c) an agreement by a party owning in the case of u-NAV, u-NAV LICENSED PATENTS and, in the case of SiRF, SiRF LICENSED PATENTS, to bring or prosecute actions or suits against third parties for infringement of one or more of said patents, or conferring any right on the licensee under said patents to bring or prosecute actions or suits against third parties for infringement;

(d) conferring any right on one party to use in advertising, publicity, or otherwise, any trademark, trade name or names of the other party, or any contraction, abbreviation or simulation thereof;

(e) conferring by implication, estoppel or otherwise, upon either party licensed hereunder, any license or other right under any class or type of patent, utility model, or design patent except the licenses and rights expressly granted hereunder; or

(f) an obligation to furnish any technical information or know-how.

6.3 This Patent Cross License and the licenses granted herein shall inure to the benefit of the parties hereto, and to the SUBSIDIARIES of the parties hereto.

Unless expressly set forth in this Patent Cross License, neither party hereto nor any SUBSIDIARY shall assign or transfer any of its rights or privileges hereunder without the prior written consent of the other party.

6.4 The parties shall keep the terms of this Patent Cross License strictly confidential and shall not divulge the terms of this Patent Cross License or any part thereof to any third party that is not an employee or agent of a party, except:

(a) with the prior written consent of the other party;

(b) to any government body having jurisdiction and specifically requiring such disclosure, including disclosure deemed necessary or required by the Securities and Exchange Commission;

(c) as otherwise may be required by law, including when disclosure is compelled by a Court Order; or

(d) in confidence to legal counsel, accountants, banks, and chartered financial institutions and their advisors solely in connection with complying with the terms and conditions of financial transactions;

(e) in confidence to third party investors or potential acquirers who are not COMPETITORS, and only as part of a bona fide due diligence, and under a non-disclosure agreement that protects confidentiality under terms at least as restrictive as terms in a party’s standard non-disclosure agreement; or

(f) as part of a mutually agreed upon press release;

provided, however, that prior to any disclosure pursuant to paragraphs (b), (c) and/or (e) hereof, the party seeking disclosure shall notify the other party and take all reasonable actions in an effort to minimize the nature and extent of such disclosure.

For the avoidance of doubt, subject to the exceptions expressly set forth in this Section 6.4, the parties shall keep strictly confidential and shall not disclose to any third party the patents that are and are not licensed by either party under the licenses granted in Sections 3.1 and 3.3.

The obligations of this Section 6.4 shall survive the expiration or termination of this Patent Cross License for a period of three (3) years thereafter. In the event of any breach of this covenant, the parties shall promptly discuss and cooperate in good faith with respect to measures to mitigate any harmful effect of such breach and with respect to possible compensation to the injured party, with any material breach of this covenant constituting grounds for termination by the non-breaching party pursuant to Section 5.3.

6.5 This Patent Cross License is written in the English language, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications to be made or given pursuant to this Patent Cross License shall be in English.

6.6 All notices required or permitted to be given hereunder shall be in writing and be deemed as given when dispatched, and shall be addressed as follows and dispatched by personal delivery or registered mail, return receipt requested:

If to SiRF:

SiRF Technology, Inc.

148 East Brokaw Road

San Jose, CA 95112

Attn: Legal Department

Telephone: (408) 467-0410

Facsimile: (408) 453-7217

With copies to its attorneys:

MacPherson Kwok Chen & Heid

2033 Gateway Place

Suite 400

San Jose, CA 95110

Telephone: (408) 392-9250

Facsimile: (408) 392-9262

If to u-NAV:

u-Nav Microelectronics Corporation

8 Hughes

Irvine, CA 92618

Attn: Legal Department

Telephone: (949) 453-2727

Facsimile: (949) 453-0423

With copies to its attorneys:

Knobbe Martens Olsen & Bear LLP

2040 Main Street

14th Floor

Irvine, CA 92614

Telephone: (949) 760-0404

Facsimile: (949) 760-9502

Law Office of John Anecki

A Professional Corporation

695 Town Center Drive

14th Floor

Costa Mesa, CA 92626

Telephone: (714) 751-1518

Facsimile: (866) 284-8073

Either party may at any time give written notice of a change of its address to the other party.

6.7 This Patent Cross License and matters connected with the performance hereof shall be interpreted and construed in all respects in accordance with the laws of the State of California, without reference to those provisions regarding conflict of laws. All disputes under this Patent Cross License shall be resolved by litigation in the courts in the State of California sitting in Santa Clara County if the litigation is brought by u-NAV and in Orange County if the litigation is brought by SiRF, including the federal courts therein and each Party hereby consents to the exclusive jurisdiction and venue of such courts, agrees to accept service of process by mail and hereby waives any jurisdictional or venue defenses otherwise available to it.

6.8 If any provision of this Patent Cross License is held wholly or partially unenforceable for any reason, such unenforceability shall not affect the enforceability of the remaining provisions of this Patent Cross License, and all provisions of this Patent Cross License shall be construed so as to preserve the enforceability hereof.

6.9 The terms and conditions of this Patent Cross License shall supersede all previous communications, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying, modifying, or extending these terms and conditions, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party hereto unless in writing and signed by a duly authorized officer or representative of each party hereto.

6.10 The following sections and related definitions, exhibits and schedules shall survive expiration or termination of this Patent Cross License: Sections 4, 5.3(c), 6.4, 6.6, 6.7, 6.8, 6.9 and 6.10.

6.11 This Patent Cross License may be executed in any number of counterparts and by each Party on separate counterparts, each of which when so executed and delivered to the other shall be deemed an original and all of which taken together shall constitute one and the same instrument. The Parties may initially exchange counterparts by facsimile transmission, with original counterparts to be exchanged promptly thereafter.

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IN WITNESS WHEREOF, the parties hereto have caused this Patent Cross License to be signed below by their respective duly authorized officers.

SiRF:

By:	/s/ Geoff Ribar
Name:	Geoff Ribar
Title:	CFO
Date:	November 1, 2006

u-NAV:

By:	/s/ Greg Winner
Name:	Greg Winner
Title:	CFO
Date:	November 2, 2006

u-NAV Finland

By:	/s/ Greg Winner
Name:	Greg Winner
Title:	CFO
Date:	November 2, 2006

SCHEDULE 1

SiRF Patents

	Country:	Patent No.:	Title:
***	***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SCHEDULE 2

u-Nav Patents

	Country:	Patent No.:	Title:
***	***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXHIBIT A

[Form of Security Interest Grant]

EXHIBIT B

[Form of UCC Financing Statement]